Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Interest Rate Swaps
In January 2024, the Company entered into two interest rate swap agreements with financial counterparties relating to $500.0 million in aggregate notional amount of variable-rate debt under the Company's ABL Facility. Under the terms of the agreements, the Company receives a floating rate equal to one-month term SOFR and will make payments based on a weighted average fixed interest rate of 3.70% on the notional amount. The swap agreements were designated and qualified as hedges of the Company's exposure to changes in interest payment cash flows created by fluctuations in variable interest rates on the ABL Facility. The swap agreements terminate on June 30, 2027.
Entry into an Agreement to Acquire McGrath RentCorp
On January 28, 2024, the Company, along with its newly formed subsidiaries, Brunello Merger Sub I, Inc. (“Merger Sub I”) and Brunello Merger Sub II, LLC (“Merger Sub II”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with McGrath RentCorp ("McGrath"). Merger Sub I will merge with and into McGrath (the “First-Step Merger”), with McGrath surviving the First-Step Merger and, immediately thereafter, McGrath will merge with and into Merger Sub II (the “Second-Step Merger” and together with the First-Step Merger, the “McGrath Acquisition”), with Merger Sub II surviving the Second-Step Merger as a wholly owned subsidiary of the Company. At the effective time of the First-Step Merger, and subject to the terms and subject to the conditions set forth in the Merger Agreement, each outstanding share of the common stock of McGrath shall be converted into the right to receive either (i) $123.00 in cash or (ii) 2.8211 shares of validly issued, fully paid and nonassessable shares of the Company’s common stock. Under the terms of the Merger Agreement, we expect McGrath’s shareholders would own approximately 12.6% of the Company following the McGrath Acquisition.
The McGrath Acquisition has been approved by the Company and McGrath’s respective boards of directors. The McGrath Acquisition is subject to customary closing conditions, including receipt of regulatory approval and approval by McGrath’s shareholders, and is expected to close in the second quarter of 2024.
In connection with the Merger Agreement, the Company entered into a commitment letter on January 28, 2024, which was further amended and restated on February 12, 2024 (the "Commitment Letter"), pursuant to which certain financial institutions have committed to make available to WSI, in accordance with the terms of the Commitment Letter, (i) an $875 million eight year senior secured bridge credit facility, (ii) an $875 million five year senior secured bridge credit facility and
(iii) an upsize to WSI's existing $3.7 billion ABL Facility by $750 million to $4.45 billion to repay McGrath's existing credit facilities and notes, fund the cash portion of the consideration, and pay the fees, costs and expenses incurred in connection with the McGrath Acquisition and the related transactions, subject to customary conditions.